UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K/A

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2013

HECLA MINING COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

6500 North Mineral Drive, Suite 200

Coeur d'Alene, Idaho 83815-9408

(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100

(Registrant's Telephone Number, Including Area Code)

N/A

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A is filed as an amendment to the Current Report on Form 8-K dated June 3, 2013, filed by Hecla Mining Company (”Hecla“) disclosing the acquisition of Aurizon Mines Ltd. (“Aurizon”) pursuant to the terms of the March 3, 2013 Arrangement Agreement among Hecla, our wholly owned subsidiary, 0963708 B.C. LTD. and Aurizon. This amendment on Form 8-K/A is being filed to provide (i) the consolidated historical financial statements of Aurizon required by Item 9.01(a) of Form 8-K, and (ii) the unaudited pro forma financial information, including after giving effect to the issuance by Hecla of $500 million in aggregate principal amount of our Senior Notes due May 1, 2021 (the “Notes”) in a private placement conducted pursuant to Rule 144A and Regulation S under the Securities Act of 1933, as amended, the proceeds of which were used to partially fund the acquisition of Aurizon, required by Item 9.01(b) of Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a)

Financial Statements of Businesses Acquired. The unaudited financial statements of Aurizon as of March 31, 2013 and for the three-month periods ended March 31, 2013 and 2012 are filed as Exhibit 99.1 and incorporated in their entirety herein by reference. The audited financial statements of Aurizon as of and for the years ended December 31, 2012 and 2011 and the audited financial statements of Aurizon as of December 31, 2011, December 31, 2010 and January 1, 2010 and for the years ended December 31, 2011 and 2010 are filed as Exhibits 99.2 and 99.3 and incorporated in their entirety herein by reference. All historical financial statements of Aurizon are expressed in Canadian dollars and are prepared in accordance with International Financial Reporting Standards.

(b)

Pro Forma Financial Information. The unaudited pro forma financial information as of and for the three-month period ended March 31, 2013, and for the year ended December 31, 2012 is furnished as Exhibit 99.4 and incorporated in its entirety herein by reference.

	(c)	Exhibits.

23.1		Consent of PricewaterhouseCoopers, LLP*

99.1		Unaudited financial statements of Aurizon as of March 31, 2013 and for the three-month periods ended March 31, 2013 and 2012*

99.2		Audited financial statements of Aurizon as of and for the years ended December 31, 2012 and 2011*

99.3		Audited financial statements of Aurizon as of December 31, 2011, December 31, 2010 and January 1, 2010 and for the years ended December 31, 2011 and 2010*

99.4

Unaudited pro forma condensed combined financial statements of Hecla giving effect to the acquisition of Aurizon and issuance of the Notes as of and for the three-month period ended March 31, 2013, and for the year ended December 31, 2012*

      *     Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ David C. Sienko
David C. Sienko
Vice President & General Counsel

Dated: July 24, 2013